UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2006

Spectrum Sciences & Software Holdings Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church , Virginia		22042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-564-2967

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 15, 2006, Spectrum Sciences & Software Holdings Corp. issued a press release announcing its operating and financial results for the fiscal quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1 is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall nay information contained herein be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

The following exhibit is furnished as part of this report

Exhibit No. Description

99.1 Press Release dated August 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectrum Sciences & Software Holdings Corp

August 14, 2006	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	Press Release dated August 15, 2006